SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest reported): July 11, 2005

                             Tech Laboratories, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

              000-30712                                     22-1436279
        (Commission File Number)               (IRS Employer Identification No.)

                                   In care of:
                              Anslow & Jaclin, LLP
                          195 Route 9 South, Suite 204
                           Manalapan, New Jersey 07726
                               Attn: Gregg Jaclin
               (Address of Principal Executive Offices)(Zip Code)

                                 (973) 919-0324
              (Registrant's Telephone Number, Including Area Code)

                   955 Belmont Avenue, North Haledon, NJ 07508
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

FORWARD LOOKING STATEMENTS

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 11, 2005 (the "Effective Date"), the Company finalized a Settlement Agreement and Release (the "Agreement") with Bernard Ciongoli and Earl Bjorndal (the "Settlement Parties"). In connection with the Agreement, Mr. Ciongoli resigned from his positions as President, Chief Executive Officer, Chief Financial Officer, and member of the Board of Directors of the Company, and agreed to the cancellation of 17,931,806 of his shares of our common stock. Earl Bjorndal resigned from his positions as Vice President and member of the Board of Directors of the Company, and agreed to the cancellation of 8,044,445 of his shares of our common stock. The parties agreed to the transfer of all of the Company's assets, including all technologies and product lines, to the Settlement Parties in exchange for the cancellation of all outstanding obligations owed to the Settlement Parties, including past due salaries and loans due to them, the cancellation of the above mentioned shares, and the assumption of certain liabilities of the Company and the lease by the Settlement Parties. As part of the Agreement, we agreed to transfer of all of the issued and outstanding shares of common stock of Tech Logistics, Inc., our subsidiary to Bernard Ciongoli.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Settlement Agreement and Release (the "Agreement") entered into with Bernard Ciongoli and Earl Bjorndal (the "Settlement Parties") on July 11, 2005 (the "Effective Date"), the Company transferred all of its assets, including all technologies and product lines to the Settlement Parties. Pursuant to the Agreement, the Settlement Parties granted the Company a seven year license in the transferred technology, pursuant to which the Company shall have the right to sell the products developed from the DynaTraX technology as a dealer to its customers at a dealer price of 25% off list price. The Company will also receive a royalty of 5% of the profits per year for the sale of DynaTrax products. In exchange for all of the Company's assets, the Settlement Parties agreed to the cancellation of all outstanding obligations owed to the Settlement Parties, including past due salaries and loans due to them; the cancellation of the above mentioned shares; and the assumption of certain liabilities of the Company and the lease by the Settlement Parties. As part of the Agreement, we agreed to transfer of all of the issued and outstanding shares of common stock of Tech Logistics, Inc., our subsidiary to Bernard Ciongoli.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 11, 2005, Bernard Ciongoli resigned from his positions as President, Chief Executive Officer, Chief Financial Officer, and member of the Board of Directors of the Company. Also on July 11, 2005, Earl Bjorndal resigned from his positions as Vice President and member of the Board of Directors of the Company. Such resignation was in accordance with the terms of an Agreement and is not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practice. On July 11, 2005, Donna Silverman was appointed as the Company's President, Chief Executive Officer, and Chief Financial Officer and to the Board of Directors of the Company. Donna Silverman was appointed as the Company's President, Chief Executive Officer, and Chief Financial Officer and to the Board of Directors of the Company on July 11, 2005. Ms. Silverman has over twenty years of experience in the financial markets of Wall Street. After training with the investment firms of Herzog Heine & Geduld and Jay W. Kaufmann & Co., in 1988, Ms. Silverman launched the first east coast office for Paulson Investment Company, a leading underwriter in the OTC market. Ms. Silverman has owned and operated brokerage offices in New York, New Jersey, Florida and Georgia, creating and managing a sales force of over 150 registered representatives. During this time, she was responsible for the successful implementation and completion of over 50 underwritings. In 1996, Ms. Silverman founded Stedman Walker, Inc., a New York City firm specializing in raising capital for businesses through debt and equity funding.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

      NA

(b) Pro Forma Financial Information.

      NA

(c) Exhibits.

      None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECH LABORATORIES, INC.

                                       By: /s/ DONNA SILVERMAN
                                           -------------------------------------
                                           DONNA SILVERMAN
                                           Chief Executive Officer,
                                           Chief Financial Officer, and
                                           President

Dated: July 15, 2005